JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT Q
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT X
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT R
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT T
Supplement dated June 27, 2011 to PROSPECTUSES dated May 2, 2011
Changes to Variable Investment Options
This Supplement applies to prospectuses dated May 2, 2011 that describe the following Contracts issued by John Hancock Life Insurance Company USA:

Accommodator Variable Annuity	Patriot Variable Annuity
Declaration Variable Annuity	Revolution Access Variable Annuity
Independence Variable Annuity	Revolution Extra Variable Annuity
Independence 2000 Variable Annuity	Revolution Value Variable Annuity
Independence Preferred Variable Annuity

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a terms it not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.
Purpose of this Supplement
The Supplement announces a name change and an Investment Strategy change to the Optimized All Cap Trust.
Portfolio Name Change
Effective after the close of business on June 27, 2011, Optimized All Cap Trust will be known as Fundamental All Cap Core Trust.

Former Portfolio Name	New Portfolio Name
Optimized All Cap Trust	Fundamental All Cap Core Trust
Accordingly, all references in the Annuity Prospectus to “Optimized All Cap Trust” are replaced with “Fundamental All Cap Core Trust.” You should retain this Supplement for future reference.
Investment Strategy Change
Effective after the close of business on June 27, 2011, we revise disclosure in “IV. General information about Us, the Separate Accounts and the Portfolios” to replace information on Optimized All Cap Trust as follows:
JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s manager (i.e., subadviser) in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.
The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
(see Section VI “Optional Benefits”).
John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Fundamental All Cap Core Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of large-, mid- and small-cap companies with sustainable competitive advantages and high barriers to entry, strong management and a focus on creating value for fund shareholders.

Supplement dated June 27, 2011

06/11:	333-164135
333-164137
333-164138
333-164139
333-164140
333-164142
333-164145
333-164146
333-164147